EXHIBIT 99.1

You Everywhere Now, LLC

Consolidated Financial Statements as of and for

the Year Ended December 31, 2013

1

YOU EVERYWHERE NOW, LLC

TABLE OF CONTENTS

Page
CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 :

Independent Auditors’ Report	3

Consolidated Balance Sheet	4

Consolidated Statements of Operations and Member’s Equity	5

Consolidated Statement of Cash Flows	6

Notes to Consolidated Financial Statements	7-9

2

INDEPENDENT AUDITORS’ REPORT

MemberYou Everywhere Now, LLC

San Diego, California

We have audited the accompanying consolidated financial statements of You Everywhere Now, LLC (a California Limited Liability Company) and subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2013, and the related consolidated statements of income and member’s equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the Unites States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Stowe & Degon LLC

March 9, 2015

3

YOU EVERYWHERE NOW, LLC
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2013

ASSETS

CURRENT ASSETS:
Cash	$687,332
Prepaid expenses and deposits	171,833
Total current assets	859,165

PROPERTY AND EQUIPMENT, net	323,610

TOTAL ASSETS	$1,182,775

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES:
Accounts payable	$136,761
Accrued expenses	101,784
Total current liabilities	238,545

COMMITMENTS AND CONTINGENCIES

MEMBER'S EQUITY	944,230

TOTAL LIABILITIES AND MEMBER'S EQUITY	$1,182,775

The accompanying notes are an integral part of these consolidated financial statements

4

YOU EVERYWHERE NOW, LLC
CONSOLIDATED STATEMENTS OF OPERATIONS AND MEMBER'S EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2013

NET SALES	4,343,141

COST OF SALES	507,012

GROSS PROFIT	3,836,129

SELLING EXPENSES	29,294
GENERAL AND ADMINISTRATIVE EXPENSES	4,009,619

NET LOSS FROM OPERATIONS	(202,784)

OTHER EXPENSE	(14,480)

NET LOSS	(217,264)

MEMBER'S EQUITY BEGINNING OF YEAR	2,091,183

DISTRIBUTIONS TO MEMBER	929,689

MEMBER'S EQUITY END OF YEAR	$944,230

The accompanying notes are an integral part of these consolidated interim financial statements

5

YOU EVERYWHERE NOW, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(217,264)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Loss on disposal of property and equipment	15,422
Depreciation and amortization	81,280
Changes in operating assets and liabilities:
Prepaid expenses and deposits	(114,500)
Accounts payable	(3,620)
Accrued expenses	62,964

Net cash used for operating activities	(175,718)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(187,445)

Net cash used for investing activities	(187,445)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to member	(929,689)
Repayment of advances to affiliates	931,649

Net cash provided by financing activities	1,960

NET DECREASE IN CASH	(361,203)
CASH:
Beginning of period	1,048,535

End of period	$687,332

The accompanying notes are an integral part of these consolidated financial statements

6

YOU EVERYWHERE NOW, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2013

1. ORGANIZATION AND NATURE OF BUSINESS

You Everywhere Now, LLC, VoiceFollowUp, LLC and Traffic Geyser, LLC (collectively, “ICTG”) are collectively a marketing technology services business. ICTG is complete marketing and follow up automation software. Customers of the ICTG set up a lead database and direct an “Instant Customer” on what to do. The instant customer will then automatically follow up with email, SMS/text, direct to voicemail, video, postcards and letters, and even simulated live webinars. Instant Customer does all the follow up automatically, offers a dashboard to monitor how well business is doing, what areas need focus, what areas are strong, and which methods are working most effectively to cut down unneeded marketing costs and increase profit margins.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation - The accompanying consolidated financial statements include the accounts of the You Everywhere Now, LLC and its wholly owned subsidiaries Traffic Geyser, LLC and VoiceFollowup, LLC. All material intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Cash - The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. Bank deposits at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Property and Equipment - Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, which range from five to fifteen years. Repairs and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets –Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or asset group to estimated future undiscounted net cash flows of the related asset or group of assets over their remaining lives. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized for the amount by which the carrying amount exceeds the estimated fair value of the asset. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent of other groups of assets. The impairment of long-lived assets requires judgments and estimates. If circumstances change, such estimates could also change.

7

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition - The Company’s revenue consists principally of software as a service derived from software licensing paid on a monthly basis and recognized at the time of payment. The software licenses are monthly, may only be cancelled prior to payment and are non-refundable. Training program revenue is derived from selling training products (in the form of videos, training manuals, and online training programs) and is recognized at the time of payment. The training programs are delivered upon receipt of payment from the customer.

Income Taxes – The Company is organized as a limited liability company and is not subject to federal or state income taxes. The Company’s income or losses are reported on its members individual federal and state tax returns. Accordingly, there is no provision for federal income taxes in these financial statements.

The Company recognizes in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The Company’ policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not have any unrecognized tax benefits or accrued interest and penalties during the year ended December 31, 2013 and does not anticipate having any unrecognized tax benefits over the next twelve months. The Company is subject to audit by the IRS for tax periods commencing January 1, 2010.

3. PREPAID EXPENSES AND DEPOSITS

Prepaid expenses and deposits includes $166,000 on deposit with the Company’s credit card processing service provider as security against customer returns and disputed charges.

4. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2013 consists of the following:

December 2013

Computer equipment	$305,195
Furniture and fixtures	52,068
Office equipment	3,527
Leasehold improvements	206,411
567,201
Accumulated depreciation and amortization	243,591

Property and equipment, net	$323,610

8

5. COMMITMENTS AND CONTINGENCIES

The Company leases its office space under a lease agreement which took effect in March 2014 and which expires in March 2018. Rent expense for the year ended December 31, 2013 was $87,681. Remaining minimum lease payments required under the terms of the lease are $55,250 during 2014; $69,738 during 2015; $72,527 during 2016; $75,429 during 2017 and $19,596 during 2018.

6. SUBSEQUENT EVENTS

On October 6, 2014 the Company was acquired by The Pulse Network, Inc., a Nevada Corporation, for $2.5 million.

The Company has evaluated all subsequent events through March 9, 2015 the date the financial statements were available to be issued.

* * * * *

9